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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                       FORM 8-K


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                           Date of Report: October 23, 2000
                          (DATE OF EARLIEST EVENT REPORTED)



                             THOMAS & BETTS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Tennessee                                             1-4682
(STATE OR OTHER JURISDICTION                         (COMMISSION FILE NUMBER)
    OF INCORPORATION)

                                    22-1326940
                         (IRS EMPLOYER IDENTIFICATION NO.)


 8155 T&B Boulevard
 Memphis, Tennessee                                            38125
(ADDRESS OF PRINCIPAL                                        (ZIP CODE)
 EXECUTIVE OFFICES)



                Registrant's Telephone Number, Including Area Code:
                                   (901) 252-8000

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ITEM 5.       OTHER EVENTS

      On October 24, 2000, Thomas & Betts Corporation (the "Registrant") provided, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, information regarding the appointment of a new Senior Vice President to lead the combined Commercial and Industrial Electrical Divisions, the resignation of its President and Chief Operating Officer, and the appointment of its new President.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      20      Press Release of the Registrant dated October 24, 2000.






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                                   SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Thomas & Betts Corporation
                                   (Registrant)




                                   By:    /s/ John P. Murphy
                                          -------------------------------------
                                          John P. Murphy
                                   Title: Senior Vice President-Chief Financial
                                          Officer



Date: October 24, 2000


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                                  EXHIBIT INDEX

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Exhibit                           Description of Exhibits
-------                           -----------------------
  20                 Press Release of Registrant dated October 24, 2000.
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